Fees Summary	May 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 68,246,750
Previously Paid Amount	0.00
Total Fee Amount	9,424.88
Total Offset Amount	0.00
Net Fee	$ 9,424.88